Exhibit 99.1

READY CAPITAL CORPORATION ANNOUNCES FOURTH QUARTER 2020 RESULTS

New York, New York, March 11, 2021 / PRNewswire / – Ready Capital Corporation (“Ready Capital” or the “Company”) (NYSE: RC), a multi-strategy real estate finance company that originates, acquires, finances, and services small-to-medium balance commercial loans, today reported financial results for the quarter ended December 31, 2020. Ready Capital reported U.S. GAAP Net income for the three months ended December 31, 2020 of $27.6 million, or $0.49 per share of common stock, and Distributable Earnings (a non-GAAP financial measure) of $28.8 million, or $0.51 per share of common stock.

Fourth Quarter Results:

●	U.S. GAAP Net income of $27.6 million, or $0.49 per diluted share of common stock
●	Distributable Earnings of $28.8 million, or $0.51 per diluted share of common stock
●	Adjusted net book value of $14.98 per share of common stock as of December 31, 2020
●	Current unrestricted cash and available liquidity of $172 million
●	Originated $1.2 billion of residential mortgage loans
●	Originated and acquired $550.3 million of small-to-medium balance commercial loans
●	Originated $65.0 million of loans guaranteed by the U.S. Small Business Administration (the “SBA”) under its Section 7(a) loan program
●	Declared and paid dividend of $0.35 per share in cash

“Our fourth quarter results cap an historic year for Ready Capital. In the face of unprecedented market uncertainty due to the COVID Pandemic, our diversified business model proved resilient,” commented Thomas Capasse, Ready Capital’s Chairman and Chief Executive Officer. “We are optimistic about the Company’s future prospects and will leverage a differentiated strategy to deliver superior returns for our shareholders.”

Use of Non-GAAP Financial Information

In addition to the results presented in accordance with U.S. GAAP, this press release includes distributable earnings, formerly referred to as core earnings, which is a non-U.S. GAAP financial measure. The Company defines Distributable Earnings as net income adjusted for unrealized gains and losses related to certain mortgage backed securities (“MBS”), realized gains and losses on sales of certain MBS, unrealized gains and losses related to residential mortgage servicing rights, unrealized current non-cash provision for credit losses on accrual loans and one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, merger related expenses, or other one-time items.

The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies.

In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market, but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company’s historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size. In 2016, the Company liquidated the majority of its MBS portfolio from distributable earnings to fund recurring operating segments.

In addition, in calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value.  The Company treats its commercial MSRs and residential MSRs as two separate classes based on the nature of the underlying mortgages and the treatment of these assets as two separate pools for risk management purposes.  Servicing rights relating to the Company’s small business commercial business are accounted for under ASC 860, Transfer and Servicing, while the Company’s residential MSRs are accounted for under the fair value option under ASC 825, Financial Instruments.  In calculating Distributable Earnings, the Company does not exclude realized gains or losses on either commercial MSRs or residential MSRs, held at fair value, as servicing income is a fundamental part of Ready Capital’s business and is an indicator of the ongoing performance.

To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year’s taxable income. These differences may result in certain items that are recognized in the current period’s calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.

The following table reconciles Net Income computed in accordance with U.S. GAAP to Distributable Earnings:

(in thousands)	Three Months Ended December 31, 2020
Net Income	$27,559
Reconciling items:
Unrealized (gain) loss on mortgage servicing rights	4,087
Impact of ASU 2016-13 on accrual loans	(3,587)
Non-recurring REO impairment	445
Other non-recurring expenses	1,323
Total reconciling items	$2,268
Income tax adjustments	(1,023)
Distributable earnings	$28,804
Less: Distributable earnings attributable to non-controlling interests	677
Less: Income attributable to participating shares	305
Distributable earnings attributable to common stockholders	$27,822
Distributable Earnings per common share - basic and diluted	$0.51

U.S. GAAP Return on Equity is based on U.S. GAAP Net Income, while Distributable Return on Equity is based on Distributable Earnings, which adjusts U.S. GAAP Net Income for the items in the Distributable Earnings reconciliation above.

Webcast and Earnings Conference Call

Management will host a webcast and conference call on Friday, March 12, 2021 at 8:30 am ET to provide a general business update and discuss the financial results for the quarter ended December 31, 2020. The webcast will be available on the Company’s website at www.readycapital.com. To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register and download and install any necessary audio software.

The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in. The webcast of the conference call will be available in the Investor Relations section of the Company’s website at www.readycapital.com. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software.

To Participate in the Telephone Conference Call:

Dial in at least five minutes prior to start time.

Domestic: 1-877-407-0792

International: 1-201-689-8263

Conference Call Playback:

Domestic: 1-844-512-2921

International: 1-412-317-6671

Replay Pin #: 13716451

The playback can be accessed through March 26, 2021.

Safe Harbor Statement

This press release contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, applicable regulatory changes; general volatility of the capital markets; changes in the Company’s investment objectives and business strategy; the availability of financing on acceptable terms or at all; the availability, terms and deployment of capital; the availability of suitable investment opportunities; changes in the interest rates or the general economy; increased rates of default and/or decreased recovery rates on investments; changes in interest rates, interest rate spreads, the yield curve or prepayment rates; changes in prepayments of Company’s assets; the degree and nature of competition, including competition for the Company's target assets; and other factors, including those set forth in the Risk Factors section of the Company's most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

About Ready Capital Corporation

Ready Capital Corporation (NYSE: RC) is a multi-strategy real estate finance company that originates, acquires, finances and services small to medium balance commercial loans. Ready Capital specializes in loans backed by commercial real estate, including agency multi-family, investor and bridge as well as SBA 7(a) business loans. Headquartered in New York, New York, Ready Capital employs over 500 lending professionals nationwide. The company is externally managed and advised by Waterfall Asset Management, LLC.

Contact

Investor Relations
Ready Capital Corporation
212-257-4666
InvestorRelations@readycapital.com

Additional information can be found on the Company’s website at www.readycapital.com

READY CAPITAL CORPORATION

UNAUDITED CONSOLIDATED BALANCE SHEETS

(In Thousands)	December 31, 2020	December 31, 2019
Assets
Cash and cash equivalents	$138,975	$67,928
Restricted cash	47,697	51,728
Loans, net (including $88,726 and $20,212 held at fair value)	1,625,555	1,727,984
Loans, held for sale, at fair value	340,288	188,077
Mortgage backed securities, at fair value	88,011	92,466
Loans eligible for repurchase from Ginnie Mae	250,132	77,953
Investment in unconsolidated joint ventures	79,509	58,850
Purchased future receivables, net	17,308	43,265
Derivative instruments	16,363	2,814
Servicing rights (including $76,840 and $91,174 held at fair value)	114,663	121,969
Real estate, held for sale	45,348	58,573
Other assets	89,503	106,925
Assets of consolidated VIEs	2,518,743	2,378,486
Total Assets	$5,372,095	$4,977,018
Liabilities
Secured borrowings	1,370,519	1,189,392
Securitized debt obligations of consolidated VIEs, net	1,905,749	1,815,154
Convertible notes, net	112,129	111,040
Senior secured notes, net	179,659	179,289
Corporate debt, net	150,989	149,986
Guaranteed loan financing	401,705	485,461
Liabilities for loans eligible for repurchase from Ginnie Mae	250,132	77,953
Derivative instruments	11,604	5,250
Dividends payable	19,746	21,302
Accounts payable and other accrued liabilities	135,655	97,407
Total Liabilities	$4,537,887	$4,132,234
Stockholders’ Equity
Common stock, $0.0001 par value, 500,000,000 shares authorized, 54,368,999 and 51,127,326 shares issued and outstanding, respectively	5	5
Additional paid-in capital	849,541	822,837
Retained earnings	(24,203)	8,746
Accumulated other comprehensive loss	(9,947)	(6,176)
Total Ready Capital Corporation equity	815,396	825,412
Non-controlling interests	18,812	19,372
Total Stockholders’ Equity	$834,208	$844,784
Total Liabilities and Stockholders’ Equity	$5,372,095	$4,977,018

READY CAPITAL CORPORATION

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended December 31,	For the Year Ended December 31,
(In Thousands, except share data)	2020	2020
Interest income	$64,810	$258,636
Interest expense	(41,319)	(175,481)
Net interest income before provision for loan losses	$23,491	$83,155
(Provision for) recovery of loan losses	258	(34,726)
Net interest income after (provision for) recovery of loan losses	$23,749	$48,429
Non-interest income
Residential mortgage banking activities	59,963	$252,720
Net realized gain on financial instruments and real estate owned	9,795	31,913
Net unrealized gain (loss) on financial instruments	(4,339)	(48,101)
Servicing income, net of amortization and impairment of $1,419 and $5,975	11,401	38,594
Income on purchased future receivables, net of allowance for doubtful accounts of $1,893 and $11,769	1,794	15,711
Income (loss) on unconsolidated joint ventures	3,439	2,404
Other income	1,353	41,516
Total non-interest income	$83,406	$334,757
Non-interest expense
Employee compensation and benefits	(18,084)	$(91,920)
Allocated employee compensation and benefits from related party	(2,250)	(7,000)
Variable expenses on residential mortgage banking activities	(27,016)	(114,510)
Professional fees	(4,728)	(13,360)
Management fees – related party	(2,741)	(10,682)
Incentive fees – related party	(1,333)	(5,973)
Loan servicing expense	(6,734)	(30,856)
Merger related expenses	—	(63)
Other operating expenses	(12,442)	(54,369)
Total non-interest expense	$(75,328)	$(328,733)
Income (loss) before provision for income taxes	$31,827	$54,453
Income tax (provision) benefit	(4,268)	(8,384)
Net income (loss)	$27,559	$46,069
Less: Net income (loss) attributable to non-controlling interest	648	1,199
Net income (loss) attributable to Ready Capital Corporation	$26,911	$44,870

Earnings (loss) per common share - basic	$0.49	$0.81
Earnings (loss) per common share - diluted	$0.49	$0.81

Weighted-average shares outstanding
Basic	54,338,209	53,736,523
Diluted	54,420,064	53,818,378

Dividends declared per share of common stock	$0.35	$1.30

READY CAPITAL CORPORATION

UNAUDITED SEGMENT REPORTING

fOR THE three months ENDED December 31, 2020

			SBA Originations,	Residential
	Loan	SBC	Acquisitions,	Mortgage	Corporate-
(In Thousands)	Acquisitions	Originations	and Servicing	Banking	Other	Consolidated
Interest income	$15,163	$38,317	$9,114	$2,216	$—	$64,810
Interest expense	(10,512)	(22,585)	(5,706)	(2,516)	—	(41,319)
Net interest income before provision for loan losses	$4,651	$15,732	$3,408	$(300)	$—	$23,491
(Provision for) recovery of loan losses	1,274	(1,452)	(64)	500	—	258
Net interest income after (provision for) recovery of loan losses	$5,925	$14,280	$3,344	$200	$—	$23,749
Non-interest income
Residential mortgage banking activities	$—	$—	$—	$59,963	$—	$59,963
Net realized gain on financial instruments and real estate owned	(1,699)	3,236	8,258	—	—	9,795
Net unrealized gain (loss) on financial instruments	959	1,174	(2,386)	(4,086)	—	(4,339)
Other income	1,876	1,021	(1,666)	47	75	1,353
Servicing income	58	724	3,855	6,764	—	11,401
Income on purchased future receivables, net of allowance for doubtful accounts	1,794	—	—	—	—	1,794
Income (loss) on unconsolidated joint ventures	3,439	—	—	—	—	3,439
Total non-interest income	$6,427	$6,155	$8,061	$62,688	$75	$83,406
Non-interest expense
Employee compensation and benefits	(828)	(2,692)	(7,743)	(5,666)	(1,155)	(18,084)
Allocated employee compensation and benefits from related party	(225)	—	—	—	(2,025)	(2,250)
Variable expenses on residential mortgage banking activities	—	—	—	(27,016)	—	(27,016)
Professional fees	(797)	(333)	(296)	(259)	(3,043)	(4,728)
Management fees – related party	—	—	—	—	(2,741)	(2,741)
Incentive fees – related party	—	—	—	—	(1,333)	(1,333)
Loan servicing expense	(1,630)	(2,688)	13	(2,429)	—	(6,734)
Merger related expenses	—	—	—	—	—	—
Other operating expenses	(2,857)	(3,246)	(2,871)	(2,361)	(1,107)	(12,442)
Total non-interest expense	$(6,337)	$(8,959)	$(10,897)	$(37,731)	$(11,404)	$(75,328)
Income (loss) before provision for income taxes	$6,015	$11,476	$508	$25,157	$(11,329)	$31,827
Total assets	$1,189,825	$2,621,478	$734,196	$626,035	$200,561	$5,372,095

READY CAPITAL CORPORATION

UNAUDITED SEGMENT REPORTING

fOR THE year ENDED december 31, 2020

			SBA Originations,	Residential
	Loan	SBC	Acquisitions,	Mortgage	Corporate-
(In Thousands)	Acquisitions	Originations	and Servicing	Banking	Other	Consolidated
Interest income	$61,156	$150,369	$39,430	$7,681	$—	$258,636
Interest expense	(43,383)	(95,061)	(27,472)	(8,294)	(1,271)	(175,481)
Net interest income before provision for loan losses	$17,773	$55,308	$11,958	$(613)	$(1,271)	$83,155
(Provision for) recovery of loan losses	(3,502)	(23,432)	(7,792)	—	—	(34,726)
Net interest income after (provision for) recovery of loan losses	$14,271	$31,876	$4,166	$(613)	$(1,271)	$48,429
Non-interest income
Residential mortgage banking activities	$—	$—	$—	$252,720	$—	$252,720
Net realized gain on financial instruments and real estate owned	(5,077)	18,426	18,564	—	—	31,913
Net unrealized gain (loss) on financial instruments	(7,189)	(2,574)	(1,084)	(37,254)	—	(48,101)
Other income	7,240	4,431	29,473	183	189	41,516
Servicing income	723	2,265	10,377	25,229	—	38,594
Income on purchased future receivables, net of allowance for doubtful accounts	15,711	—	—	—	—	15,711
Income (loss) on unconsolidated joint ventures	2,404	—	—	—	—	2,404
Total non-interest income	$13,812	$22,548	$57,330	$240,878	$189	$334,757
Non-interest expense
Employee compensation and benefits	$(9,491)	$(14,137)	$(19,516)	$(45,368)	$(3,408)	$(91,920)
Allocated employee compensation and benefits from related party	(700)	—	—	—	(6,300)	(7,000)
Variable expenses on residential mortgage banking activities	—	—	—	(114,510)	—	(114,510)
Professional fees	(1,796)	(1,224)	(993)	(1,777)	(7,570)	(13,360)
Management fees – related party	—	—	—	—	(10,682)	(10,682)
Incentive fees – related party	—	—	—	—	(5,973)	(5,973)
Loan servicing expense	(6,017)	(8,373)	(675)	(15,754)	(37)	(30,856)
Merger related expenses	—	—	—	—	(63)	(63)
Other operating expenses	(16,259)	(13,582)	(12,550)	(8,737)	(3,241)	(54,369)
Total non-interest expense	$(34,263)	$(37,316)	$(33,734)	$(186,146)	$(37,274)	$(328,733)
Income (loss) before provision for income taxes	$(6,180)	$17,108	$27,762	$54,119	$(38,356)	$54,453
Total assets	$1,189,825	$2,621,478	$734,196	$626,035	$200,561	$5,372,095